Babson
Enterprise
Fund

Prospectus
March 31, 1998

A no-load mutual fund invested
in common stocks of smaller,
faster growing companies.



BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group



PROSPECTUS
March 31, 1998

BABSON
ENTERPRISE FUND, INC.

Managed and Distributed By:
JONES & BABSON, INC.
BMA Tower
700 Karnes Blvd.
Kansas City, Missouri 64108-3306

Toll-Free 1-800-4-BABSON
(1-800-422-2766)
In the Kansas City area 751-5900

Investment Counsel:
DAVID L. BABSON & CO. INC.
Cambridge, Massachusetts



INVESTMENT OBJECTIVE

A no-load mutual fund that seeks long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies which at the time of purchase are considered by the Investment Adviser to be realistically valued in the smaller company sector of the market. The Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards. There is no guarantee that the Fund's objective will be achieved. This Fund is not intended to be a complete investment program. (For a discussion of risk factors see page 6 of this prospectus.)

PURCHASE INFORMATION
Effective at the close of business on January 31, 1992, the Directors of the Fund took action to limit the offering of the Fund's shares until further notice. See page 8.

Minimum Investment
Initial Purchase (unless Automatic Monthly)             $     1,000
Initial IRA and Uniform Transfers (Gifts)
  to Minors Purchases (unless Automatic Monthly)        $       250
Subsequent Purchase (unless Automatic Monthly):
  By Mail                                               $       100
  By Telephone Purchase (ACH)                           $       100
  By Wire                                               $     1,000
Automatic Monthly Purchases:
  Initial                                               $       100
  Subsequent                                            $        50

Shares are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 distribution charges. If you need further information, please call the Fund at the telephone numbers indicated.

ADDITIONAL INFORMATION

This prospectus should be read and retained for future reference. It contains the information that you should know before you invest. A "Statement of Additional Information" of the same date as this prospectus has been filed with the Securities and Exchange Commission and is incorporated by reference. Investors desiring additional information about the Fund may obtain a copy without charge by writing or calling the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS
                                                                        Page
Fund Expenses                                                           3
Financial Highlights                                                    4
Investment Objective and Portfolio Management Policy                    5
Repurchase Agreements                                                   5
Risk Factors                                                            6
Investment Restrictions                                                 6
Performance Measures                                                    7
How to Purchase Shares Limited Offering                                 8
Initial Investments                                                     8
Investments Subsequent to Initial Investment                            9
Telephone Investment Service                                            9
Automatic Monthly Investment Plan                                      10
How to Redeem Shares                                                   10
Systematic Redemption Plan                                             13
How to Exchange Shares Between Funds                                   13
How Share Price is Determined                                          14
Officers and Directors                                                 14
Management and Investment Counsel                                      15
General Information and History                                        16
Dividends, Distributions and Their Taxation                            17
Shareholder Services                                                   18
Shareholder Inquiries                                                  19


BABSON ENTERPRISE FUND, INC.

FUND EXPENSES

	Shareholder Transaction Expenses
                Maximum sales load imposed on purchases                 None
                Maximum sales load imposed on reinvested dividends 	None
                Deferred sales load                                     None
                Redemption fee                                          None
                Exchange fee                                            None

	Annual Fund Operation Expenses
	(as a percentage of average net assets)
                Management fees                                         1.07%
                12b-1 fees                                              None
                Other expenses                                          .01%
                Total Fund operating expenses                           1.08%

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:
	1 Year	3 Year	5 Year	10 Year
	$11	$34	$60	$132

The above information is provided in order to assist you in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. The expenses set forth above are for the fiscal year ended November 30, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


FINANCIAL HIGHLIGHTS

The following financial highlights for each of the past ten fiscal years have been derived from audited financial statements of Babson Enterprise Fund, Inc. Such information for the most recent five fiscal years should be read in conjunction with the financial statements of the Fund and the report of Ernst & Young LLP, independent auditors, appearing in the November 30, 1997, Annual Report to Shareholders which is incorporated by reference in this prospectus. The information for each of the five fiscal years from the period ended November 30, 1988 to November 30, 1992, is not covered by the report of Ernst & Young LLP.

                                         1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
Net asset value,
  beginning of year                    $ 18.51   $ 17.35  $ 16.64  $ 17.20  $ 17.04  $ 13.94  $ 10.68  $ 13.90  $ 11.90  $ 10.12
  Income from investment
    operations:
    Net investment income                 .058     .057      .101    .032      .057     .081     .084     .127     .209     .052
    Net gains or losses on securities
      (both realized and unrealized)     5.312    3.060     2.342   .569      2.520    3.862    3.611  (2.537)    2.672    3.428
  Total from investment
    operations                           5.370    3.117     2.443   .601      2.577    3.943    3.695   (2.41)    2.881     3.48
  Less distributions:
    Dividends from net
      investment income                   -      (.114)    (.038)   (.054)   (.087)   (.079)  (.1275)   (.120)   (.125)   (.035)
    Distributions from
      capital gains                    (2.660)  (1.843)   (1.695)  (1.107)  (2.330)   (.764)  (.3075)   (.690)   (.756)  (1.665)
    Total distributions                (2.660)  (1.957)   (1.733)  (1.161)  (2.417)   (.843)   (.435)   (.810)   (.881)   (1.70)
Net asset value, end of year           $ 21.22  $ 18.51   $ 17.35  $ 16.64  $ 17.20  $ 17.04  $ 13.94  $ 10.68  $ 13.90  $ 11.90

Total return                            33.49%   20.17%    16.42%    3.70%   17.25%   29.85%   35.94% (18.36)%   25.90%   39.27%

Ratios/Supplemental Data
Net assets, end of year (in millions)  $   216   $   202  $   202  $   188  $   217  $   178  $   121  $   76   $    87  $    52
Ratio of expenses to average net assets  1.08%     1.08%    1.09%    1.08%    1.09%    1.11%    1.17%   1.22%     1.24%    1.37%
Ratio of net investment income to
  average net assets                      .30%      .35%     .67%      .22%    .33%     .57%     .66%    1.08%    1.74%     .50%
Portfolio turnover rate                    22%       24%      13%       15%     17%      28%      15%      10%      15%      41%
*Average commission paid per
   equity share traded                 $ .0449   $ .0419     -         -        -        -       -        -        -        -


*Disclosure required for fiscal years beginning after September 1, 1995.


INVESTMENT OBJECTIVE AND
PORTFOLIO MANAGEMENT POLICY

Babson Enterprise Fund's investment objective is to seek long-term growth of capital by investing principally in a diversified portfolio of common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the investment adviser to be realistically valued in the smaller company sector of the market.

The Fund is a diversified investment company and generally intends to invest in stocks of smaller companies with market capitalization of $15 million to $300 million at the time of purchase and which are listed on a national or regional exchange or over-the-counter with prices quoted daily in the financial press. The Fund's management be-lieves, however, that there may be times when the shareholders' interests are best served by investing in preferred stocks, bonds or other defensive issues. Normally, how-ever, the Fund will maintain at least 80% of the portfolio in common stocks. There are no restrictions or guidelines regarding investment of Fund assets in shares listed on an exchange or traded over-the-counter.

Smaller companies are typically in an early phase of their development. They are in or nearer the entrepreneurial stage than the institutionalized, professional management status of larger companies. Generally, smaller companies offer the possibility of more rapid sales and profit expansion - if they are successful - than larger, older and more mature businesses. At the same time, smaller, less-seasoned firms are generally subject to greater business risk. (See "Risk Factors.")

The Fund's investment objective and policy as described in this section will not be changed without approval of a majority of the Fund's outstanding shares.

The Fund may also invest in issues of the United States Treasury or a United States government agency subject to repurchase agreements. The use of repurchase agreements by the Fund involves certain risks. For a discussion of these risks, see "Risk Factors Applicable to Repurchase Agree-ments."

There is no assurance that the Fund's objective of long-term growth of capital can be achieved. Portfolio turnover will be no more than is necessary to meet the Fund's objectives. Under normal circumstances, it is anticipated that it will not exceed 100%. For the fiscal years ended November 30, 1997, 1996 and 1995, the total dollar amount of brokerage commissions paid by the Fund and the annual portfolio turnover rate were as follows:

                                Portfolio
	Fiscal	Brokerage	Turnover
	Year	Commissions	Rate

	1997	$264,561	22%
	1996	$306,945	24%
	1995	$164,066	13%

REPURCHASE AGREEMENTS

A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the purchaser's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the Investment Company Act of 1940, repurchase agreements are considered loans by the Fund.

The Fund will enter into such repurchase agreements only with United States banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Fund. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the net assets of the Fund.

RISK FACTORS

The Fund is intended to be an investment vehicle for that part of an individual or institutional investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards. The Fund is not designed to offer a complete or balanced investment program suitable for all investors.

While smaller companies generally have potential for rapid growth, they often involve higher risk because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. While management cannot eliminate this risk, it will seek to minimize it by diversifying its investments among a broad list of companies.

In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. There-fore, the securities of smaller companies may be subject to wider price fluctuations. When making larger sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. The Fund does not intend to invest in any security which, at the time of purchase, is not readily marketable.

Risk Factors Applicable to
Repurchase Agreements

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Risk Factors Applicable to
Year 2000 Issue

Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Manager, Investment Counsel and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Manager and Investment Counsel are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

INVESTMENT RESTRICTIONS

In addition to the investment objective and portfolio management policies set forth under the caption "Invest-ment Objective and Portfolio Management Policy," the Fund is subject to certain other restrictions which may not be changed without approval of the lesser of: (1) at least 67% of the voting securities present at a meeting if the holders of more than 50% of the outstanding securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Among these restrictions, the more important ones are that the Fund will not purchase the securities of any issuer if more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would hold more than 10% of any class of securities of such issuer; the Fund will not make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan); and the Fund will not borrow or pledge its credit under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments; and provided further that any borrowings shall have asset coverage of at least 3 to 1. The Fund will not buy securities while borrowings are outstanding. The full text of these restrictions are set forth in the "Statement of Addi-tional Information."

PERFORMANCE MEASURES

From time to time, the Fund may advertise its performance in various ways, as summarized below. Further discussion of these matters also appears in the "Statement of Additional Information." A discussion of Fund performance is included in the Fund's Annual Report to Shareholders which is available from the Fund upon request at no charge.

Total Return

The Fund may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When consid-ering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Performance Comparisons

In advertisements or in reports to shareholders, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds. The Fund may compare its performance to the Standard & Poor's 500 Stock Index (S&P 500), an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recog-nized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Russell 2000 Index, a small company stock index, or the Consumer Price Index. Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications such as Kiplinger's Personal Finance Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No-Load Investor, Money, Forbes, Fortune and Barron's may also be used in comparing performance of the Fund. Performance com-parisons should not be considered as representative of the future performance of any Fund. Further information re-garding the performance of the Fund is contained in the "Statement of Additional Information."

Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine, Finan-cial World, Forbes, U.S. News & World Report, Business Week, The Wall Street Journal, Investors Business Daily, USA Today, Fortune and Stanger's may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal Finance, Income and Safety, The Mutual Fund Letter, No-Load
Fund Investor, United Mutual Fund Selector, No-Load Fund Analyst, No-Load Fund X, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA Invest-ment Technologies, Inc., Wiesenberger Investment Compa-nies Service and Donoghue's Mutual Fund Almanac.

HOW TO PURCHASE SHARES
LIMITED OFFERING

Effective at the close of business on January 31, 1992, the Directors of the Fund took action to limit the offering of the Fund's shares. These limitations are as follows:

	1.	New Accounts: Babson Enterprise Fund, Inc. will not accept
any new accounts, including IRAs and other retirement plans, until further notice.

	2.	Additional Investments: All Babson Enterprise Fund
shareholders of record on January 31, 1992, may continue to add to their accounts.

	3.	Dividend Reinvestment/Cash Option: Shares may continue to be purchased through reinvestment of dividends and/or capital gains distributions.

The Directors reserve the right to modify the sales restrictions at any time. If you have questions about these limitations, please call the Fund toll free
1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900.

When available for sale, shares are purchased at net asset value (no sales charge) from the Fund through its agent, Jones & Babson, Inc., BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108-3306. For information call toll free
1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900. If an investor wishes to engage the
services of any other broker to purchase (or redeem) shares of the Fund, a fee may be charged by such broker. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

You do not pay a sales commission when you buy shares of the Fund. Shares are purchased at the Fund's net asset value (price) per share next effective after a purchase order and payment have been received by the Fund. In the case of certain institutions which have made satisfactory payment arrangements with the Fund, orders may be processed at the net asset value per share next effective after a purchase order has been received by the Fund.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which include shareholders of the Fund's special investment programs. The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has indemnified the Fund against losses resulting from the failure of invest-ors to make payment. In the event that the Fund sustains a loss as the result of failure by a purchaser to make payment, the Fund's underwriter, Jones & Babson, Inc. will cover the loss.

INITIAL INVESTMENTS

Initial investments - By mail. When shares of the Fund are available for sale, you may open an account and make an investment by completing and signing the application which accompanies this prospectus. The minimum initial purchase is $1,000 unless your purchase is pursuant to an IRA or the Uniform Transfers (Gifts) to Minors Act, in which case the minimum initial purchase is $250. However, if electing the Automatic Monthly Investment Plan, the minimum initial purchase is reduced to $100 for all accounts. Make your check payable to UMB Bank, n.a. Mail your application and check to:

Babson Enterprise Fund, Inc.
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Initial investments - By wire. When shares of the Fund are available for sale, you may purchase them by wiring funds ($1,000 minimum) through the Federal Reserve Bank to the custodian, UMB Bank, n.a. Prior to sending your money, you must call the Fund toll free
1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900 and provide it with the identity of the registered account owner, the registered address, the Social Security or Taxpayer Identification Number of the registered owner, the amount being wired, the name and telephone number of the wiring bank and the person to be contacted in connection with the order. You will then be provided a Fund account number, after which you should instruct your bank to wire the specified amount, along with the account number and the account registration to:

	UMB Bank, n.a.
		Kansas City, Missouri, ABA #101000695
	For Babson Enterprise Fund, Inc./
		AC=987032-6205
	OBI=(assigned Fund number and name in
		which registered)

A completed application must be sent to the Fund as soon as possible so the necessary remaining information can be recorded in your account. Payment of redemption proceeds will be delayed until the completed application is received by the Fund.

INVESTMENTS SUBSEQUENT TO
INITIAL INVESTMENT

If you were a shareholder of the Fund on January 31, 1992, you may add to your Fund account at any time in amounts of $100 or more if purchases are made by mail, $1,000 or more if purchases are made by wire, or $100 or more if purchases are made by telephone purchase (ACH). Automatic monthly investments must be in amounts of $50 or more.

Checks should be mailed to the Fund at its address, made payable to UMB Bank, n.a. Always identify your account number or include the detachable reminder stub which accompanies each confirmation.

Wire share purchases should include your account registration, your account number and the Babson Fund in which you are purchasing shares. It also is advisable to notify the Fund by telephone that you have sent a wire purchase order to the bank.

TELEPHONE INVESTMENT SERVICE

To use the Telephone Investment Service, you must first establish your Fund account and authorize telephone orders in the application form, or, subsequently, on a special authorization form provided upon request. If you elect the Telephone Investment Service, you may purchase Fund shares by telephone and authorize the Fund to draft your checking account ($100 minimum) for the cost of the shares so purchased. You will receive the next available price after the Fund has received your telephone call. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. During periods of increased market activity, you may have difficulty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon in-structions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.

The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its investors.

AUTOMATIC MONTHLY INVESTMENT PLAN

Automatic Monthly Investment Plans will continue without interruption, as long as the limits on the public offering of the Fund's shares remain in effect, but no new Automatic Monthly Investment Plans will be established.

If you were a shareholder on January 31, 1992, you may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum, after an initial investment of $100 or more for any account). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. If the date selected falls on a day upon which the Fund shares are not priced, investment will be made on the first date thereafter upon which Fund shares are priced. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its investors.

HOW TO REDEEM SHARES

The Fund will redeem shares at the price (net asset value per share) next computed after receipt of a redemption request in "good order." (See "How Share Price is Determined.") Shares can be redeemed by written request or if previously authorized by telephone toll free 1-800-4-BABSON
(1-800-422-2766), or in the Kansas City area 751-5900.

All telephone requests to redeem shares, the proceeds of which are to be paid by check, made within 30 days of our receipt of an address change (including requests to redeem that accompany an address change) must be in writing. The request must be signed by each person in whose name the shares are owned, and all signatures must be guaranteed.

In each instance you must comply with the general requirements relating to all redemptions as well as with specific requirements set out for the particular redemption method you select. If you wish to expedite redemptions by using the telephone/telegraph privilege, you should carefully note the special requirements and limitations relating to these methods. If an investor wishes to engage the services of any other broker to redeem (or purchase) shares of the Fund, a fee may be charged by such broker.

If you completely redeem your account, your account will be considered closed and you will not subsequently be allowed to purchase additional shares of Babson Enterprise Fund. Transfers of accounts in the Babson Enterprise Fund to other Babson Funds will be considered to be liquidations from the Babson Enterprise Fund.

Where additional documentation is normally required to support redemptions as in the case of corporations, fiduciaries and others who hold shares in a representative or nominee capacity, such as certified copies of corporate resolutions, or certificates of incumbency, or such other documentation as may be required under the Uniform Commercial Code or other applicable laws or regulations, it is the responsibility of the shareholder to maintain such documentation on file and in a current status. A failure to do so will delay the redemption. If you have questions concerning redemption requirements, please write or telephone the Fund well ahead of an anticipated redemption in order to avoid any possible delay.

Requests which are subject to special conditions or which specify an effective date other than as provided herein cannot be accepted. All redemption requests must be transmitted to the Fund at BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108-3306. The Fund will redeem shares at the price (net asset value per share) next computed after receipt of a redemption request in "good order." (See "How Share Price is Determined.")

The Fund will endeavor to transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in "good order" and accepted, but in no event later than the third business day thereafter. Transmissions are made by mail unless an expedited method has been authorized and specified in the redemption request. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

Redemptions will not become effective until all documents in the form required have been received. In the case of redemption requests made within 15 days of the date of purchase, the Fund will delay transmission of proceeds until such time as it is certain that unconditional payment in federal funds has been collected for the purchase of shares being redeemed or 15 days from the date of purchase. You can avoid the possibility of delay by paying for all of your purchases with a transfer of federal funds.

Signature Guarantees are required in connection with all redemptions of $50,000 or more by mail, or changes in share registration, except as hereinafter provided. These requirements may be waived by the Fund in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. Signature(s) must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; or (3) securities broker/dealers which are members of a national securities exchange or clearing agency or which have a minimum net capital of $100,000. A notarized signature will not be sufficient for the request to be in proper form.

Signature guarantees will be waived for mail redemptions of $50,000 or less, but they will be required if the checks are to be payable to someone other than the registered owner(s), or are to be mailed to an address different from the registered address of the shareholder(s), or where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

The right of redemption may be suspended or the date of payment postponed beyond the normal three-day period when the New York Stock Exchange is closed or under emergency circumstances as determined by the Securities and Exchange Commission. Further, the Fund reserves the right to redeem its shares in kind under certain circumstances. If shares are redeemed in kind, the shareholder may incur brokerage costs when converting into cash. Addi-tional details are set forth in the "Statement of Additional Information."

Due to the high cost of maintaining smaller accounts, the Board of Directors has authorized the Fund to close shareholder accounts where their value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions and not as the result of market action, and remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund's intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

You may transfer the registration of your Babson Enter-prise Fund account to another individual, however, if the entire balance is transferred, your account will then be considered closed; any transferred amount less than the entire account balance will be considered as a redemption from your account, and you will be able to continue to add to your account.

Withdrawal By Mail - Shares may be redeemed by mailing your request to the Fund. To be in "good order" the request must include the following:

A written request for redemption, together with an endorsed share certificate where a certificate has been issued, must be received by the Fund in order to constitute a valid tender for redemption. For authorization of redemp-tions by a corporation, it will also be necessary to have an appropriate certified copy of resolutions on file with the Fund before a redemption request will be considered in "good order." In the case of certain institutions which have made satisfactory redemption arrangements with the Fund, redemption orders may be processed by facsimile or telephone transmission at net asset value per share next effective after receipt by the Fund.

(1)	A written redemption request or stock assignment (stock power)
containing the genuine signature of each registered owner exactly as the shares are registered, with clear identification of the account by registered name(s) and account number and the number of shares or the dollar amount to be redeemed;

(2)	any outstanding stock certificates representing shares to be redeemed;

(3)	signature guarantees as required (see Signature Guarantees); and

(4)	any additional documentation which the Fund may deem necessary to insure a genuine redemption.

Withdrawal By Telephone or Telegraph - You may withdraw any amount ($1,000 minimum if wired) or more by telephone toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900, or by telegram to the Fund's address. Telephone/telegraph redemption authorization signed by all registered owners with signatures guaranteed must be on file with the Fund before you may redeem by telephone or telegraph. Funds will be sent only to the address of record. The signature guarantee requirement may be waived by the Fund if the request for this redemption method is made at the same time the initial application to purchase shares is submitted.

All communications must include the Fund's name, your account number, the exact registration of your shares, the number of shares or dollar amount to be redeemed, and the identity of the bank and bank account (name and number) to which the proceeds are to be wired. This procedure may only be used for non-certificated shares held in open account. For the protection of shareholders, your redemption instructions can only be changed by filing with the Fund new instructions on a form obtainable from the Fund which must be properly signed with signature(s) guaranteed.

Telephone or telegraph redemption proceeds may be transmitted to your pre-identified bank account. Requests received prior to 4:00 P.M. (Eastern Time), normally will be wired the following business day. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control. If your request is received during the day thereafter, proceeds normally will be wired on the second business day following the day of receipt of your request. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds, but this charge may be reduced or waived in connection with certain accounts. The Fund reserves the right to change this policy or to refuse a telephone or telegraph redemption request or require additional documentation to assure a genuine redemption, and, at its option, may pay such redemption by wire or check and may limit the frequency or the amount of such request. The Fund reserves the right to terminate or modify any or all of the services in connection with this privilege at any time without prior notice. Neither the Fund nor Jones & Babson, Inc. assumes responsibility for the authenticity of withdrawal instructions, and there are provisions on the authorization form limiting their liability in this respect.

SYSTEMATIC REDEMPTION PLAN

If you own shares in an open account valued at $10,000 or more, and desire to make regular monthly or quarterly withdrawals without the necessity and inconvenience of executing a separate redemption request to initiate each withdrawal, you may enter into a Systematic Withdrawal Plan by completing forms obtainable from the Fund. For this service, the manager may charge you a fee not to exceed $1.50 for each withdrawal. Currently the manager assumes the additional expenses arising out of this type of plan, but it reserves the right to initiate such a charge at any time in the future when it deems it necessary. If such a charge is imposed, participants will be provided 30 days notice.

Subject to a $50 minimum, you may withdraw each period a specified dollar amount. Shares also may be redeemed at a rate calculated to exhaust the account at the end of a specified period of time.

Dividends and capital gains distributions must be reinvested in additional shares. Under all withdrawal programs, liquidation of shares in excess of dividends and distributions reinvested will diminish and may exhaust your account, particularly during a period of declining share values.

 You may revoke or change your plan or redeem all of your remaining shares at any time. Withdrawal payments will be continued until the shares are exhausted or until the Fund or you terminate the plan by written notice to the other.

If your Systematic Redemption Plan depletes your
Babson Enterprise Fund account to the point of a complete liquidation of the account, you will not be allowed to open a new account in the Fund as long as the limits on the offering of the Fund's shares remain in effect.

HOW TO EXCHANGE SHARES
BETWEEN FUNDS

Shareholders may exchange their Fund shares, which have been held in open account for 15 days or more, and for which good payment has been received, for identically registered shares of any other Babson Fund or Buffalo Fund which is legally registered for sale in the state of residence of the investor, provided that the minimum amount exchanged has a value of $1,000 and meets the minimum investment requirement of the Fund into which it is exchanged. Transfers of accounts in the Babson Enterprise Fund to other Babson or Buffalo Funds will be considered to be liquidations from the Babson Enterprise Fund, and if you completely redeem your account, your account will be considered closed and you will not subsequently be allowed to purchase additional shares of Babson Enterprise Fund. Any transferred amount less than the entire account balance will be considered as a redemption from your account, and you will be able to continue to add to your account.

To authorize the Telephone/Telegraph Exchange Privi-lege, all registered owners must sign the appropriate section on the original application, or the Fund must receive a special authorization form, provided upon request. During periods of increased market activity, you may have diffi-culty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time and without prior notice under any circumstances where continuance of these privileges would be detrimental to the Fund or its shareholders such as an emergency, or where the volume of such activity threatens the ability of the Fund to conduct business, or under any other circumstances, upon 60 days written notice to shareholders. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon in-structions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.

Exchanges by mail may be accomplished by a written request properly signed by all registered owners identifying the account, the number of shares or dollar amount to be redeemed for exchange and the Fund into which the account is being transferred.

If you wish to exchange part or all of your shares in the Fund for shares of another Babson Fund or Buffalo Fund, you should review the prospectus of the Fund to be purchased, which can be obtained from Jones & Babson, Inc. Any such exchange will be based on the respective net asset values of the shares involved. An exchange between Funds involves the sale of an asset. Unless the shareholder account is tax-deferred, this is a taxable event.

HOW SHARE PRICE IS DETERMINED

In order to determine the price at which new shares will be sold and at which issued shares presented for redemption will be liquidated, the net asset value per share is computed once daily, Monday through Friday, at the specific time during the day that the Board of Directors sets at least annually, except on days on which changes in the value of portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or customary holidays. For a list of the holidays during which the Fund is not open for business, see "How Share Price is Determined" in the "Statement of Additional Information."

The price at which new shares of the Fund will be sold and at which issued shares presented for redemption will be liquidated is computed once daily at 4:00 P.M. (Eastern Time), except on those days when the Fund is not open for business.

The per share calculation is made by subtracting from the Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation.

Each security listed on an Exchange is valued at its last sale price on that Exchange on the date as of which assets are valued. Where the security is listed on more than one Exchange, the Fund will use the price of that Exchange which it generally considers to be the principal Exchange on which the stock is traded. Lacking sales, the security is valued at the mean between the last current closing bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Directors.

OFFICERS AND DIRECTORS

The officers of the Fund manage its day-to-day operations. The Fund's manager and its officers are subject to the supervision and control of the Board of Directors. A list of the officers and directors of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the "Statement of Additional Information."

MANAGEMENT AND INVESTMENT COUNSEL

Jones & Babson, Inc. was founded in 1960. It organized the Fund in 1983, and acts as its manager and principal underwriter. Pursuant to the current Management Agree-ment, Jones & Babson, Inc. provides or pays the cost of all management, supervisory and administrative services re-quired in the normal operation of the Fund. This includes investment management and supervision; fees of the custodian, independent auditors and legal counsel; remuneration of officers, directors and other personnel; rent; shareholder services, including the maintenance of the shareholder accounting system and transfer agency; and such other items as are incidental to corporate administration.

Not considered normal operating expenses, and therefore payable by the Fund, are taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the Securities and Exchange Commission and the Securities Departments of the various States, brokerage costs, dues, and all extraordinary costs and expenses includ-ing but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its officers or directors may be subject or a party thereto.

As a part of the Management Agreement, Jones & Bab-son, Inc. employs at its own expense David L. Babson & Co. Inc. as its investment counsel to assist in the investment advisory function. David
L. Babson & Co. Inc. is an
investment counseling firm founded in 1940. It serves a broad variety of individual, corporate and other institu-tional clients by maintaining an extensive research and analytical staff. It has an experienced investment analysis and research staff which eliminates the need for Jones & Babson, Inc. and the Fund to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. The cost of the services of David L. Babson & Co. Inc. is included in the fee of Jones & Babson, Inc. The Management Agreement limits the liability of the manager and its investment counsel, as well as their officers, directors and personnel, to acts or omissions involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties. Peter C. Schliemann has been the manager of Babson Enterprise Fund since 1985. He joined David L. Babson & Co. in 1979, and has 29 years of investment management experience.

As compensation for all the foregoing services, the Fund pays Jones & Babson, Inc. a fee at the annual rate of 150/100 of one percent (1.50%) of the first $30 million and 1% of amounts in excess of $30 million of its average daily net assets.

The annual fee charged by Jones & Babson, Inc. is higher than the fees of most other investment advisers whose charges cover only investment advisory services with all remaining operational expenses absorbed directly by the Fund. Yet, it compares favorably with these other advisers when all expenses to Fund shareholders are taken into account. Jones & Babson, Inc. pays David L. Babson & Co. Inc. a fee of 70/100 of one percent (.70%) of the first $30 million and 50/100 of 1% (.50%) of amounts in excess of $30 million of average daily total net assets, which is computed daily and paid semimonthly. The total expenses of the Fund for the fiscal year ended November 30, 1997, amounted to 108/100 of one percent (1.08%) of the average net assets.

Certain officers and directors of the Fund are also officers or directors or both of other Babson Funds, Jones & Babson, Inc. or David
L. Babson & Co. Inc.

Jones & Babson, Inc. is a wholly-owned subsidiary of Business Men's Assurance Company of America which is considered to be a controlling person under the Investment Company Act of 1940. Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is considered to be a controlling person and is the ultimate parent of Business Men's Assurance Company of America. Mediobanca is a 5% owner of Generali.

David L. Babson & Co. Inc. is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company headquartered in Springfield,
Massachusetts. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1851 and is considered to be a controlling person of David L. Babson & Co. Inc., under the Investment Company Act of 1940.

The current Management Agreement between the Fund and Jones & Babson, Inc., which includes the Investment Counsel Agreement between Jones & Babson, Inc. and David L. Babson & Co. Inc., will continue in effect until October 31, 1998, and will continue automatically for successive annual periods ending each October 31 so long as such continuance is specifically approved at least annu-ally by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by the vote of a majority of the directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. Both Agreements provide that either party may terminate by giving the other 60 days written notice. The Agreements terminate automatically if assigned by either party, as required under the Investment Company Act of 1940.

GENERAL INFORMATION AND HISTORY

The Fund, incorporated in Maryland on July 5, 1983, has a present authorized capitalization of 20,000,000 shares of $1 par value common stock. All shares are of the same class with like rights and privileges. Each full and fractional share, when issued and outstanding, has: (1) equal voting rights with respect to matters which affect the Fund, and
(2) equal dividend, distribution and redemption rights to the assets of the Fund. Shares when issued are fully paid and non-assessable. The Fund may create other series of stock but will not issue any senior securities. Shareholders do not have pre-emptive or conversion rights.

Non-cumulative voting - These shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors.

The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. There are procedures whereby the shareholders may remove directors. These procedures are described in the "Statement of Additional Information" under the caption "Officers and Directors." The Fund has adopted the appropriate provisions in its
By-Laws and may not, at its discretion, hold annual meetings of shareholders for the following purposes unless required to do so: (1) election of directors; (2) approval of any investment advisory agreement; (3) ratification of the selection of independent auditors; and (4) approval of a distribution plan. As a result, the Fund does not intend to hold annual meetings.

The Fund may use the name "Babson" in its name so long as Jones & Babson, Inc. is continued as manager and David L. Babson & Co. Inc. as its investment counsel. Complete details with respect to the use of the name are set out in the Management Agreement between the Fund and Jones & Babson, Inc.

This prospectus omits certain of the information contained in the registration statement filed with the Securities and Exchange
Commission, Washington, D.C. These items may be inspected at the offices of the Commission or obtained from the Commission upon payment of the fee prescribed.


DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law made significant changes to the Internal Revenue Code. Because many of these changes are complex, they are discussed in the "Statement of Additional Information."

Distributions from net investment income and from capital gains realized on the sale of securities, if any, will be declared annually on or before December 31. Dividend and capital gains distributions will be reinvested automatically in additional shares at the net asset value per share next computed and effective at the close of business on the day after the record date, unless the shareholder has elected on the original application, or by written instructions filed with the Fund, to have them paid in cash.

The Fund has qualified and intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that the Fund will not be subject to federal income tax or to any excise tax to the extent that it distributes its income to its shareholders. Dividends, either in cash or reinvested in shares, paid by the Fund from net investment income and short-term capital gains will be taxable to shareholders as ordinary income, and will generally qualify in part for the 70% dividends-received deduction for corporations. The portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources and, under the 1997 Act, compliance with certain holding period requirements. The Fund will send to shareholders a statement each year advising the amount of the dividend income which qualifies for such treatment.

Whether paid in cash or additional shares of the Fund, and regardless of the length of time Fund shares have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends-received deduction for corporations. Shareholders are notified annually by the Fund as to federal tax status of dividends and distributions paid by the Fund. Under the 1997 Act, the Fund is required to tell shareholders how much of their capital gain distribution is subject to the 28% tax rate. The remainder of the capital gain would be subject to the 20% tax rate. Such dividends and distributions may also be subject to state and local taxes.

Exchange and redemption of Fund shares are taxable events for federal income tax purposes. Shareholders may also be subject to state and municipal taxes on such ex-changes and redemptions. You should consult your tax adviser with respect to the tax status of distributions from the Fund in your state and locality.

The Fund intends to declare and pay dividends and capital gains distributions so as to avoid imposition of the federal excise tax. To do so, the Fund expects to distribute during each calendar year an amount equal to: (1) 98% of its calendar year ordinary income; (2) 98% of its capital gains net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending each November 30; and (3) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Dividends declared in October, No-vember or December and made payable to shareholders of record in such a month are deemed to have been paid by the Fund and received by shareholders on December 31 of such year, so long as the dividends are actually paid before February 1 of the following year.

To comply with IRS regulations, the Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Applica-tion, or on a separate form supplied by the Fund, that their Social Security or Taxpayer Identification Number pro-vided is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding.

The federal income tax status of all distributions will be reported to shareholders each January as a part of the annual statement of shareholder transactions. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL
INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

SHAREHOLDER SERVICES

The Fund and its manager offer shareholders a broad variety of services described throughout this prospectus. In addition, the following services are available:

Automatic Monthly Investment - You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum, after an initial investment of $100 or more). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request.

Automatic Reinvestment - Dividends and capital gains distributions may be reinvested automatically, or share-holders may elect to have dividends paid in cash and capital gains reinvested, or to have both paid in cash.

Telephone Investments - You may make investments of $100 or more by telephone if you have authorized such investments in your application, or, subsequently, on a special authorization form provided upon request. (See "Telephone
Investment Service.")

Automatic Exchange - You may exchange shares from your account ($100 minimum) in any of the Babson Funds to an identically registered account in any other Babson Fund or Buffalo Fund according to your instructions. Monthly exchanges will be continued until all shares have been exchanged or until you terminate the Automatic Exchange authorization. A special authorization form will be provided upon request.

Transfer of Ownership - A shareholder may transfer shares to another shareholder account. The requirements which apply to redemptions apply to transfers. A transfer to a new account must meet initial investment requirements.

Systematic Redemption Plan - Shareholders who own shares in open account valued at $10,000 or more may arrange to make regular withdrawals without the necessity of executing a separate redemption request to initiate each withdrawal.

Sub-Accounting - Keogh and corporate tax qualified retirement plans, as well as certain other investors who must maintain separate participant accounting records, may meet these needs through services provided by the Fund's man-ager, Jones & Babson, Inc. Investment minimums may be met by accumulating the separate accounts of the group. Although there is currently no charge for sub-accounting, the Fund and its manager reserve the right to make reasonable charges for this service.

Prototype Retirement Plans - Jones & Babson, Inc. offers a defined contribution prototype plan - The Univer-sal Retirement Plan - which is suitable for all who are self-employed, including sole proprietors, partnerships and corporations. The Universal Prototype includes both money purchase pension and profit-sharing plan options.

Individual Retirement Accounts - Also available are the following
Individual Retirement Accounts (IRAs):

Traditional IRA: The IRS has increased the phase-out ranges for deductible contributions. The IRA uses the IRS model form of plan and provides an excellent way to accumulate a retirement fund which will earn tax-deferred dollars until withdrawn. An IRA may also be used to defer taxes on certain distributions from employer-sponsored retirement plans. You may contribute up to $2,000 of compensation each year ($4,000 if a spousal IRA is established), some or all of which may be deductible. Consult your tax adviser concerning the amount of the tax deduction, if any, as well as the best IRA for your financial goals.

Roth IRA: Unlike the traditional IRA, contributions are non-deductible, however, distribution will be exempt from federal taxes provided that, at the time of withdrawal, the IRA has been held for five years and (1) the account holder is 59 1/2 years old or (2) the withdrawals are used to purchase a first home. The maximum contribution to a Roth IRA is $2,000 and eligibility is subject to restrictions. Traditional IRAs may be converted into Roth IRAs. Consult your tax adviser to determine the best IRA for your financial goals.

Simplified Employee Pensions (SEPs) - The Jones & Babson IRA may be used with IRS Form 5305 - SEP to establish a SEP-IRA, to which the self-employed indi-vidual may contribute up to 15% of net earned income or $30,000, whichever is less. A SEP-IRA offers the employer the ability to make the same level of deductible contributions as a Profit-Sharing Plan with greater ease of administration, but less flexibility in plan coverage of employees.


SHAREHOLDER INQUIRIES

Telephone inquiries may be made toll free to the Fund, 1-800-4-BABSON (1-800-422-2766), or in the Kansas
City area 751-5900.

Shareholders may address written inquiries to the Fund at:

Babson Enterprise Fund, Inc.
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
Kansas City, Missouri

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
Philadelphia, Pennsylvania

JOHN G. DYER
Kansas City, Missouri

CUSTODIAN
UMB BANK, n.a.
Kansas City, Missouri

TRANSFER AGENT

JONES & BABSON, INC.
Kansas City, Missouri





Equities
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund
Fixed Income
Bond Trust
Money Market Fund
Tax-Free Income Fund

*Closed to new investors.



BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900

1-800-4-BABSON
(1-800-422-2766)
http://www.jbfunds.com


JB18B            3/98


PART B

BABSON ENTERPRISE FUND, INC.

STATEMENT OF ADDITIONAL
INFORMATION

March 31, 1998

This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated March 31, 1998. To obtain the Prospectus please call the Fund toll-free at 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area
751-5900.

TABLE OF CONTENTS

        Investment Objective and Policies               2
        Portfolio Transactions                          2
        Investment Restrictions                         3
        Performance Measures                            3
        How the Fund's Shares are Distributed           4
        How Share Purchases are Handled                 4
        Redemption of Shares                            5
        Signature Guarantees                            5
        Management and Investment Counsel               5
        How Share Price is Determined                   6
        Officers and Directors                          6
	Dividends, Distributions and Their Taxation	9
        Custodian                                       12
        Independent Auditors                            12
        Other Jones & Babson Funds                      12
        Financial Statements                            13

JB54	3/98



INVESTMENT OBJECTIVE AND
POLICIES

The following policies supplement the Fund's investment objective and policies set forth in the Prospectus.

All assets of the Fund will be invested in marketable securities composed principally of common stocks and securities convertible into common stock. Necessary reserves will be held in cash or high-quality short-term debt obligations readily changeable to cash, such as treasury bills, commercial paper or repurchase agreements. The Fund retains the freedom to administer the portfolio of the Fund accordingly when, in its judgment, economic and market conditions make such a course desirable.
Normally, however, the Fund will maintain at least 80% of the portfolio in common stocks.
There are no restrictions or guidelines regarding the investment of Fund assets in shares listed on an exchange or traded over-the-counter.

The overall income return on the Portfolio may be low because smaller companies frequently need to retain all or most of their profits to finance their growth. Thus, a number of the stocks held by the Fund will have small dividend yields, or none. If the companies are successful, this plow-back of earnings and internal financing of growth without the need to issue additional shares ultimately should enhance the companies' per share earnings and dividend capability and make their shares more attractive in the marketplace.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by Jones & Babson, Inc.
pursuant to recommendations by David L.
Babson & Co. Inc.  Officers of the Fund and
Jones & Babson, Inc. are generally responsible for implementing or supervising these decisions, including allocation of portfolio brokerage and principal business as well as the negotiation of commissions and/or the price of the securities.
In instances where securities are purchased on a commission basis, the Fund will seek competi-tive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution.
The Fund, in purchasing and selling portfolio securities, will seek the best available combination of execution and overall price
(which shall include the cost of the transaction) consistent with the cir-cumstances which exist at the time. The Fund does not intend to solicit competitive bids on each transaction.

The Fund believes it is in its best interest and that of its shareholders to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund.
Substantially all of the portfolio transactions are through brokerage firms which are members of the New York Stock Exchange which is typically the most active market in the size of the Fund's transactions and for the types of securities predominant in the Fund's portfolio.
When buying securities in the over-the-counter market, the Fund will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere.
The Fund normally will not pay a higher
commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who do not provide it such benefits or services. However, the Fund reserves the right to do so within the principles set out in
Section 28(e) of the Securities Exchange Act of
1934 when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or
dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by both the Board of Directors of the Fund and Jones & Babson, Inc.

Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms.
However, it may place portfolio orders with qualified broker-dealers who recommend the
Fund to other clients, or who act as agents in the purchase of the Fund's shares for their clients.

Research services furnished by broker-dealers may be useful to the Fund manager and its investment counsel in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research services obtained by the manager or its investment counsel from the placement of portfolio brokerage of other clients.

When it appears to be in the best interests of its shareholders, the Fund may join with other clients of the manager and its investment coun-sel in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between the Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

INVESTMENT RESTRICTIONS

In addition to the investment objective and portfolio management policies set forth in the Prospectus under the caption "Investment
Objective and Portfolio Management Policy," the following restrictions also may not be changed without approval of the "holders of a majority of the outstanding shares" of the Fund.

The Fund will not: (1) purchase the securities of any one issuer, except the United States
Government, if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds
5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer; (2) engage in the purchase or sale of real estate or commodities;
(3) underwrite the securities of other issuers; (4) make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof; (5) make loans to other persons, except by the purchase of debt obligations which are permitted under its investment policy; (6) invest in companies for the purpose of exercising control of management; (7) purchase securities on margin, or sell securities short; (8) purchase shares of other investment companies except in the open market at ordinary broker's commission, but not in excess of 5% of the Fund's assets, or pursuant to a plan of merger or consolidation; (9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations nor invest more than 25% of the Fund's assets in any one industry; (10) enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time; (11) purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company; (12) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; (13) make itself or its assets liable for the indebtedness of others; (14) invest in securities which are assessable or involve unlimited liability; or (15) issue senior securities except for those investment procedures permissible under the Fund's other restrictions.

PERFORMANCE MEASURES

Total Return

The Fund's "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

        P(1+T)n =       ERV

Where:	P	=	a  hypothetical  initial payment
                        of $1000

        T       =       average annual total return

        n       =       number of years

	ERV	=	Ending Redeemable Value of a
                        hypothetical $1000 payment
                        made at the beginning of the
                        1, 5 or 10 year (or other)
                        periods at the end of the 1, 5
                        or 10 year (or other) periods
                        (or fractional portions
                        thereof).

The table below shows the average total return for the Fund for the specified periods.

For the one year 12/1/96-11/30/97	33.49%

For the five years 12/1/92-11/30/97	17.82%

For the ten years 12/1/87-11/30/97	19.10%

From commencement of                    14.91%
operation to 11/30/97*
_______________________________________

* The Fund commenced operation December 2,
1983.

HOW THE FUND'S SHARES ARE
DISTRIBUTED

Jones & Babson, Inc., as agent of the Fund, agrees to supply its best efforts as sole distributor of the Fund's shares and, at its own expense, pay all sales and distribution expenses in connection with their offering other than registration fees and other government charges.

Jones & Babson, Inc. does not receive any fee or other compensation under the distribution agreement which continues in effect until October 31, 1998, and which will continue automatically for successive annual periods ending each October 31, if continued at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreements or interested persons of any such party. It terminates automatically if assigned by either party or upon 60 days written notice by either party to the other.

Jones & Babson, Inc. also acts as sole
distributor of the shares for David L. Babson
Growth Fund, Inc., D.L. Babson Bond Trust,
D.L. Babson Money Market Fund, Inc., D.L.
Babson Tax-Free Income Fund, Inc., Babson
Enterprise Fund II, Inc., Babson Value Fund,
Inc., Shadow Stock Fund, Inc., Babson-Stewart
Ivory International Fund, Inc., Scout Stock
Fund, Inc., Scout Bond Fund, Inc., Scout Money
Market Fund, Inc., Scout Tax-Free Money
Market Fund, Inc., Scout Regional Fund, Inc.,
Scout WorldWide Fund, Inc., Scout Balanced
Fund, Inc.,  Scout Capital Preservation Fund,
Inc., Scout Kansas Tax-Exempt Bond Fund,
Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc. and AFBA Five Star
Fund, Inc.

HOW SHARE PURCHASES ARE
HANDLED

Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date state-ment, you have a complete detailed history of your account which provides necessary tax information. A duplicate copy of a past annual statement is available from Jones & Babson, Inc.
at its cost, subject to a minimum charge of $5 per account, per year requested.

Normally, the shares which you purchase are held by the Fund in open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. Should you have a special need for a certificate, one will be issued on request for all or a portion of the whole shares in your account.
There is no charge for the first certificate issued.
A charge of $3.50 will be made for any
replacement certificates issued. In order to protect the interests of the other shareholders, share certificates will be sent to those shareholders who request them only after the Fund has determined that unconditional payment for the shares represented by the certificate has been received by its custodian, UMB Bank, n.a.

If an order to purchase shares must be
canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

The Fund reserves the right in its sole
discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which include shareholders of the Fund's special investment programs.

REDEMPTION OF SHARES

The right of redemption may be suspended, or the date of payment postponed beyond the normal three-day period by the Fund's Board of Directors under the following conditions authorized by the Investment Company Act of 1940: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock
Exchange is restricted; (2) for any period during which an emergency exists as a result of which
(a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange
Commission may by order permit for the
protection of the Fund's shareholders.

The Fund has elected to be governed by Rule
18f-1 under the Investment Company Act of
1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "How Share Price is Determined" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

SIGNATURE GUARANTEES

Signature guarantees normally reduce the possibility of forgery and are required in connection with each redemption method to protect shareholders from loss. Signature guarantees are required in connection with all redemptions of $50,000 or more by mail or changes in share registration, except as provided in the Prospectus.

Signature guarantees must appear together with the signature(s) of the registered owner(s), on:

(1)	a written request for redemption;

(2)	a separate instrument of assignment,
which should specify the total number of shares to be redeemed (this "stock power" may be obtained from the Fund or from most banks or stock brokers); or

(3)	all stock certificates tendered for
redemption.

MANAGEMENT AND INVESTMENT
COUNSEL

As a part of the Management Agreement,
Jones & Babson, Inc. employs at its own
expense David L. Babson & Co. Inc., as its in-vestment counsel. David L. Babson & Co. Inc.
was founded in 1940 as a private investment research and counseling organization. David L.
Babson & Co. Inc. is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance
Company. David L. Babson & Co. Inc. serves individual, corporate and other institutional clients. It participates with Jones & Babson in the management of nine Babson no-load mutual funds.

The aggregate management fees paid to Jones
& Babson, Inc. during the most recent fiscal year ended November 30, 1997, and from which Jones & Babson, Inc. paid all the Fund's expenses except those payable directly by the Fund, were $2,176,042. The annual fee charged by Jones & Babson, Inc. covers all normal operating costs of the Fund.

David L. Babson & Co. Inc. has an experi-enced investment analysis and research staff which eliminates the need for Jones & Babson, Inc. and the Fund to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. The cost of the services of David L. Babson & Co.
Inc., is included in the services of Jones &
Babson, Inc. During the most recent fiscal year ended November 30, 1997, Jones & Babson, Inc.
paid David L. Babson & Co. Inc. fees amount-ing to $1,088,713.

HOW SHARE PRICE IS DETERMINED

The net asset value per share of the Fund portfolio is computed once daily, Monday through Friday, at the specific time during the day that the Board of Directors of the Fund sets at least annually, except on days on which changes in the value of a Fund's portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or the following holidays:

New Year's Day          January 1
Martin Luther           Third Monday
King, Jr. Day           in January
Presidents' Holiday	Third Monday
                        in February
Good Friday             Friday before
                        Easter
Memorial Day            Last Monday
                        in May
Independence Day	July 4
Labor Day               First Monday
                        in September
Thanksgiving Day	Fourth Thursday
                        in November
Christmas Day           December 25

OFFICERS AND DIRECTORS

The Fund is managed by Jones & Babson, Inc.
subject to the supervision and control of the Board of Directors. The following table lists the officers and directors of the Fund and their ages.
Unless noted otherwise, the address of each officer and director is BMA Tower, 700 Karnes
Blvd., Kansas City, Missouri 64108-3306.
Except as indicated, each has been an employee of Jones & Babson, Inc. for more than five years.

*Larry D. Armel (56), President and
Director.  President and Director, Jones &
Babson, Inc., David L. Babson Growth Fund,
Inc., D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund II, Inc., Babson
Value Fund, Inc., Shadow Stock Fund, Inc.,
Babson-Stewart Ivory International Fund,
Inc., Scout Stock Fund, Inc., Scout Bond
Fund, Inc., Scout Money Market Fund, Inc.,
Scout Tax-Free Money Market Fund, Inc.,
Scout Regional Fund, Inc., Scout WorldWide
Fund, Inc., Scout Balanced Fund, Inc., Scout
Capital Preservation Fund, Inc., Scout Kansas
Tax-Exempt Bond Fund, Inc., Buffalo
Balanced Fund, Inc., Buffalo Equity Fund,
Inc., Buffalo High Yield Fund, Inc., Buffalo
USA Global Fund, Inc., Buffalo Small Cap
Fund, Inc., Investors Mark Series Fund, Inc.;
President and Trustee, D.L. Babson Bond
Trust; Director, AFBA Five Star Fund, Inc.
______________________________________

*Directors who are interested persons as that term is defined in the Investment
Company Act of 1940, as amended.

Francis C. Rood (63), Director.  Retired, 73-
395 Agave Lane, Palm Desert, California
92260-6653.  Formerly Vice President of
Finance, Hallmark Cards, Inc.; Director, David
L. Babson Growth Fund, Inc., D.L. Babson
Money Market Fund, Inc., D.L. Babson Tax-
Free Income Fund, Inc., Babson Enterprise Fund
II, Inc., Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc., Investors Mark Series
Fund, Inc.; Trustee, D.L. Babson Bond Trust.

William H. Russell (74), Director.  Financial
Consultant, 645 West 67th Street, Kansas City,
Missouri 64113; previously Vice President,
Sprint; Director, David L. Babson Growth Fund,
Inc.,  D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund II, Inc., Babson Value
Fund,  Inc.,  Shadow Stock Fund,  Inc., Babson-
Stewart Ivory International Fund, Inc., Buffalo
Balanced Fund, Inc., Buffalo Equity Fund, Inc.,
Buffalo High Yield Fund, Inc., Buffalo USA
Global Fund, Inc., Buffalo Small Cap Fund,
Inc., Investors Mark Series Fund, Inc.; Trustee,
D.L. Babson Bond Trust.

H. David Rybolt (55), Director.  Consultant,
HDR Associates, P.O. Box 2468, Shawnee
Mission, Kansas 66201; Director, David L.
Babson Growth Fund, Inc., D.L. Babson Money
Market Fund, Inc., D.L. Babson Tax-Free
Income Fund, Inc., Babson Enterprise Fund II,
Inc., Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc., Investors Mark Series
Fund, Inc.; Trustee, D. L. Babson Bond Trust.

P. Bradley Adams (37), Vice President and
Treasurer.  Vice President and Treasurer, Jones
& Babson, Inc., David L. Babson Growth Fund,
Inc., D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund II, Inc., Babson Value
Fund, Inc., Shadow Stock Fund, Inc., Babson-
Stewart Ivory International Fund, Inc., D. L.
Babson Bond Trust; Scout Stock Fund, Inc.,
Scout Bond Fund, Inc., Scout Money Market
Fund, Inc., Scout Tax-Free Money Market Fund,
Inc., Scout Regional Fund, Inc., Scout
WorldWide Fund, Inc., Scout Balanced Fund,
Inc., Scout Capital Preservation Fund, Inc.,
Scout Kansas Tax-Exempt Bond Fund, Inc.,
Buffalo Balanced Fund, Inc., Buffalo Equity
Fund, Inc., Buffalo High Yield Fund, Inc.,
Buffalo USA Global Fund, Inc., Buffalo Small
Cap Fund, Inc.; Vice President and Chief
Financial Officer, AFBA Five Star Fund, Inc.;
Principal Financial Officer, Investors Mark
Series Fund, Inc.

Michael A. Brummel (40), Vice President,
Assistant Secretary and Assistant Treasurer.
Vice President, Jones & Babson, Inc., David L.
Babson Growth Fund, Inc., D.L. Babson Money
Market Fund, Inc., D.L. Babson Tax-Free
Income Fund, Inc., Babson Enterprise Fund II,
Inc., Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Babson-Stewart Ivory International
Fund, Inc., D.L. Babson Bond Trust, Scout
Stock Fund, Inc., Scout Bond Fund, Inc., Scout
Money Market Fund, Inc., Scout Tax-Free
Money Market Fund, Inc., Scout Regional Fund,
Inc., Scout WorldWide Fund, Inc., Scout
Balanced Fund, Inc., Scout Capital Preservation
Fund, Inc., Scout Kansas Tax-Exempt Bond
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc.

Martin A. Cramer (48), Vice President and
Secretary.  Vice President and Secretary, Jones
& Babson, Inc., David L. Babson Growth Fund,
Inc., D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund II, Inc., Babson Value
Fund, Inc., Shadow Stock Fund, Inc., Babson-
Stewart Ivory International Fund, Inc., D. L.
Babson Bond Trust, Scout Stock Fund, Inc.,
Scout Bond Fund, Inc., Scout Money Market
Fund, Inc., Scout Tax-Free Money Market Fund,
Inc., Scout Regional Fund, Inc., Scout
WorldWide Fund, Inc., Scout Balanced Fund,
Inc., Scout Capital Preservation Fund, Inc.,
Scout Kansas Tax-Exempt Bond Fund, Inc.,
Buffalo Balanced Fund, Inc., Buffalo Equity
Fund, Inc., Buffalo High Yield Fund, Inc.,
Buffalo USA Global Fund, Inc., Buffalo Small
Cap Fund, Inc.; Secretary and Assistant Vice
President, AFBA Five Star Fund, Inc.;
Secretary, Investors Mark Series Fund, Inc.

Constance E. Martin (36), Vice President.
Assistant Vice President, Jones & Babson, Inc.;
Vice President, David L. Babson Growth Fund,
Inc., D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund II, Inc., Babson Value
Fund, Inc., Babson-Stewart Ivory International
Fund, Inc., D.L. Babson Bond Trust, Shadow
Stock Fund, Inc., Scout Stock Fund, Inc., Scout
Bond Fund, Inc., Scout Money Market Fund,
Inc., Scout Tax-Free Money Market Fund, Inc.,
Scout Regional Fund, Inc., Scout WorldWide
Fund, Inc., Scout Balanced Fund, Inc., Scout
Capital Preservation Fund, Inc., Scout Kansas
Tax-Exempt Bond Fund, Inc., Buffalo Balanced
Fund, Inc., Buffalo Equity Fund, Inc., Buffalo
High Yield Fund, Inc., Buffalo USA Global
Fund, Inc., Buffalo Small Cap Fund, Inc.

Peter C. Schliemann (52), Vice President-
Portfolio. Executive Vice President and Direc-tor, David L. Babson & Co. Inc., One Memorial
Drive, Cambridge, Massachusetts 02142;  Vice
President-Portfolio, Babson Enterprise Fund II,
Inc., Shadow Stock Fund, Inc.

Remuneration of Officers and Directors.
None of the officers or directors will be remunerated by the Fund for their normal duties and services. Their compensation and expenses arising out of normal operations will be paid by Jones & Babson, Inc. under the provisions of the Management Agreement.

COMPENSATION TABLE

                        Aggregate       Pension or Retirement   Estimated       Total Compensation
                        Compensation    Benefits Accrued As     Annual Benefits From All Babson Funds
Name of Director	From the Fund	Part of Fund Expenses	Upon Retirement	Paid to Directors**
______________          _____________   __________________      _____________   ___________________
Larry D. Armel*         --              --                      --              --
Francis C. Rood         $500            --                      --              $7,250
William H. Russell      $500            --                      --              $7,625
H. David Rybolt         $500            --                      --              $7,250

* As an interested director, Mr. Armel received no compensation for his services as a director.

**	The amounts reported in this column reflect the total compensation paid to Messrs. Rood and Rybolt for services as directors or trustees of eight Babson Funds and to Mr. Russell for services as a director or trustee of nine Babson Funds during the fiscal year ended
        November 30, 1997. Directors' fees are paid by the Funds' manager and not by the Funds themselves.


Messrs. Rood, Russell and Rybolt have no financial interest in, nor are they affiliated with either Jones &
Babson, Inc. or David L. Babson & Co. Inc.

The Audit Committee of the Board of Directors is composed of Messrs. Rood, Russell and Rybolt.

The officers and directors of the Fund as a group own less than 1% of the Fund.

The Fund will not hold annual meetings except as required by the Investment Company Act of 1940 and other applicable laws. The Fund is a Maryland corporation. Under Maryland law, a special meeting of stockholders of the Fund must be held if the Fund receives the written request for a meeting from the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting. The Fund has undertaken that its Directors will call a meeting of stockholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

DIVIDENDS, DISTRIBUTIONS
AND THEIR TAXATION

Distributions

Distributions of Net Investment Income.  The
Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities.
Distributions derived from the excess of net short-term capital gains over net long-term capital losses will be taxable to you as ordinary income.
Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gains, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Under the Taxpayer Relief Act of 1997 (the 1997
Act), the Fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

28% tax rate gains: Gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by the Fund before May 7, 1997 that were held for more than one year.
These gains will be taxable to individual investors at a maximum rate of 28%.

20% tax rate gains: Gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by the Fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for qualified 5-year gains. For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates.
Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

Certain Distributions Paid in January.
Distributions which are declared in October, November or December and paid to you in January of the following year will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Fund will report this income to you on your Form 1099-
DIV for the year in which these distributions were declared.

Information on the Tax Character of Distri-butions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Taxes

Election to be Taxed as a Regulated Investment
Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the Code), has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year.
The directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to you. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the Fund must meet certain specific requirements, including:

        Maintain a diversified portfolio of securities, wherein no security (other than U.S.
Government securities and securities of other regulated investment companies) can exceed
25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment
(other than cash and cash items, U.S.
Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

        Derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and

        Distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements.  The
Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12-month period ending
November 30 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Redemption of Fund Shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the Distributions section.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund.
Investments in GNMA/FNMA securities, bankers'

acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

Dividends-Received Deduction for Corpora-tions. As a corporate shareholder, you should note that a percentage of the dividends paid by the Fund for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Dividends so designated by the Fund must be attributable to dividends earned by the Fund from U.S. corporations that were not debt-financed.

Under the 1997 Act, the amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the Fund were debt-financed or held by the Fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your Fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Conversion Transactions. Gains realized by a Fund from transactions that are deemed to be conversion transactions under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the applicable imputed income amount. A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction, and any one of the following criteria are met:

(1)	there is an acquisition of property with a
substantially contemporaneous agreement to sell the same or substantially identical property in the future;

(2)	the transaction is an applicable straddle;

(3)	the transaction was marketed or sold to the
Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

(4)	the transaction is specified in Treasury
regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120% of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

Stripped Preferred Stock.  Occasionally, the
Fund may purchase stripped preferred stock that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

Defaulted Obligations.  The Fund may be
required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

CUSTODIAN

The Fund's assets are held for safekeeping by an independent custodian, UMB Bank, n.a. This means the bank, rather than the Fund, has possession of the Fund's cash and securities. The custodian bank is not responsible for the Fund's investment management or administration. But, as directed by the Fund's officers, it delivers cash to those who have sold securities to the Fund in return for such securities, and to those who have purchased portfolio securities from the Fund, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by the Fund and holds this for payment to shareholders after deduction of the Fund's expenses.
The custodian is compensated for its services by the manager. There is no charge to the Fund.

INDEPENDENT AUDITORS

The Fund's financial statements are audited annually by independent auditors approved by the directors each year, and in years in which an annual meeting is held the directors may submit their selection of independent auditors to the shareholders for ratification. Ernst &
Young LLP, One Kansas City Place, 1200 Main Street,
Suite 2000, Kansas City, Missouri 64105, is the Fund's present independent auditor.

Reports to shareholders will be published at least semiannually.

OTHER JONES & BABSON FUNDS

The Fund is one of nine no-load funds comprising the Babson Mutual Fund Group managed by Jones &
Babson, Inc. in association with its investment counsel, David L. Babson & Co. Inc. The other funds are:

EQUITY FUNDS

DAVID L. BABSON GROWTH FUND, INC. was
organized in 1960, with the objective of long-term growth of both capital and dividend income through investment in the common stocks of well-managed companies which have a record of long term above-average growth of both earnings and dividends.

BABSON ENTERPRISE FUND II, INC. was
organized in 1991, with the objective of long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies which at the time of purchase are considered by the Investment Adviser to be realistically valued in the smaller company sector of the market. This Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards.

BABSON VALUE FUND, INC. was organized in
1984, with the objective of long-term growth of capital and income by investing in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets.

SHADOW STOCK FUND, INC. was organized in
1987, with the objective of long-term growth of capital that can be exposed to above-average risk in anticipation of greater-than-average rewards. The
Fund expects to reach its objective by investing in small company stocks called "Shadow Stocks," i.e., stocks that combine the characteristics of "small stocks" (as ranked by market capitalization) and "neglected stocks" (least held by institutions and least covered by analysts).

BABSON-STEWART IVORY INTERNATIONAL
FUND, INC. was organized in 1987, with the objective of seeking a favorable total return (from market appreciation and income) by investing primarily in a diversified portfolio of equity securities
(common stocks and securities convertible into common stocks) of established companies whose primary business is carried on outside the United
States.

FIXED INCOME FUNDS

D. L. BABSON BOND TRUST was organized in
1944, and has been managed by Jones & Babson, Inc.
since 1972, with the objective of a high level of current income and reasonable stability of principal.
It offers two portfolios - Portfolio L and Portfolio S.

D. L. BABSON MONEY MARKET FUND, INC.
was organized in 1979, to provide investors the opportunity to manage their money over the short term by investing in high-quality short-term debt instruments for the purpose of maximizing income to the extent consistent with safety of principal and maintenance of liquidity. It offers two portfolios -
Prime and Federal. Money Market funds are neither insured nor guaranteed by the U.S. Government and there is no assurance that the funds will maintain a stable net asset value.

D. L. BABSON TAX-FREE INCOME FUND,
INC. was organized in 1979 to provide shareholders the highest level of regular income exempt from federal income taxes consistent with investing in quality municipal securities. It offers three separate high-quality portfolios (including a money market portfolio) which vary as to average length of maturity.
Income from the Tax-Free Money Market portfolio may be subject to state and local taxes as well as the Alternative Minimum Tax.

BUFFALO FUNDS

Jones & Babson also sponsors and manages the Buffalo Group of Mutual Funds. They are:

BUFFALO BALANCED FUND, INC. was organ-
ized in 1994, with the objective of long-term capital growth and high current income through investing in common stocks and secondarily by investing in convertible bonds, preferred stocks and convertible preferred stocks.

BUFFALO EQUITY FUND, INC. was organized
in 1994, with the objective of long-term capital appreciation to be achieved primarily by investment in common stocks. Realization of dividend income is a secondary consideration.

BUFFALO HIGH YIELD FUND, INC. was
organized in 1994, with the objective of a high level of current income and secondarily, capital growth by investing primarily in high-yielding fixed income securities.

BUFFALO USA GLOBAL FUND, INC. was
organized in 1994, with the objective of capital growth by investing in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from inter-national operations.

BUFFALO SMALL CAP FUND, INC. was
organized in 1998, with the objective of long-term capital growth by investment in equity securities of small companies.

A prospectus for any of the Funds may be obtained from Jones & Babson, Inc., BMA Tower, 700 Karnes
Blvd., Kansas City, MO 64108-3306.

Jones & Babson, Inc. also sponsors nine mutual funds which especially seek to provide services to customers of affiliate banks of UMB Financial
Corporation.  They are:  Scout Stock Fund, Inc., Scout
Bond Fund, Inc., Scout Money Market Fund, Inc.,
Scout Tax-Free Money Market Fund, Inc., Scout
Regional Fund, Inc., Scout WorldWide Fund, Inc.,
Scout Balanced Fund, Inc., Scout Capital Preservation
Fund, Inc. and Scout Kansas Tax-Exempt Bond Fund,
Inc.

Jones & Babson, Inc.  also sponsors the AFBA Five
Star Fund, Inc.

FINANCIAL STATEMENTS

The audited financial statements of the Fund which are contained in the November 30, 1997, Annual
Report to Shareholders are incorporated herein by reference.